SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549


FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009

TNT Designs, Inc.
(Exact name of registrant as specified in its charter)

        Delaware                000-29449                     20-09374621
     (State or other         (Commission File                (IRS Employer
     jurisdiction of             Number)                  Identification No.)
      incorporation)

300 Center Avenue, Suite 202 Bay City MI                      48708
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (989) 509-5954


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes In Registrants Certifying Accountants.

(1) Effective July 20, 2009, the Registrant (the "Company") dismissed the firm of Li & Company, PC ("Li") who was previously engaged as the Company's principal accountant.

Li's audit report on the Company's financial statements for the fiscal year ended September 30, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the aforementioned report for the years ended September 30, 2008 and 2007 included was modified for an uncertainty relating to the Company's ability to continue as a going concern.

The decision to dismiss Li has been approved by the Company's Board of Directors.

During the fiscal year ended September 30, 2008, and the subsequent interim periods through July 20, 2009, there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended September 30, 2008 and 2007, and the subsequent interim periods and through the date of dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

The Company has provided Li a copy of the disclosures contained herein prior to the filing of this current report and have requested that Li issue a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Li has agreed with the disclosures contained in this Form 8-K and a copy of the letter issued to the SEC is included as Exhibit 16.1.

(2) Effective July 20, 2009 the Company upon approval of its Board of Directors elected to retain the firm of UHY LLP ("UHY") as its principal independent accountants. During the Company's two most recent fiscal years and through July 20, 2009, the Company has not consulted with UHY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.


Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.				Description


16.1 Li & Company PC letter dated July 20, 2009 addressed to the Commission regarding agreement with 8-K disclosures.

       SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 22, 2009


                                             By _/s/Nitin Amersey______
                                             Nitin Amersey
                                             Corporate Secretary and Treasurer